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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2008

EMPIRE WATER CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52256
(State or other jurisdiction of	(Commission File No.)
incorporation)

25 Orchard Road
Lake Forest, California 92630
(Address of principal executive offices and Zip Code)

(949) 768-1600
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

     We announced today that we are in discussions to significantly expand the sale and distribution of irrigation water from our existing facilities.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 5th day of May, 2008.

EMPIRE WATER CORPORATION

BY: LARRY ROWE
Larry Rowe, President